SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) January 28, 1999
                                                        -------------------


                          James River Bankshares, Inc.
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)



            Virginia                      0-26314                54-1740210
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(State or other jurisdiction            (Commission)          (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)



                   1514 Holland Road, Suffolk, Virginia      23434
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               (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code       (757) 934-8100
                                                   ---------------------------



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

         On January 28, 1999, the Registrant's Board of Directors voted to engage the accounting firm of Yount, Hyde & Barbour, P.C. as the independent public accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 1999, to replace the firm of Goodman & Company, L.L.P., the independent public accountant engaged to audit the Registrant's financial statements as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998. Goodman & Company, L.L.P. is expected to complete its audit on the above-mentioned financial statements and issue its opinion with respect thereto.

         Consistent with the Registrant's policies, the Registrant conducted a bidding process to select the independent public accountant to audit the Registrant's fiscal year ending December 31, 1999. The Registrant's Audit Committee received bids from several independent public accounting firms, and after reviewing the proposals, selected Yount, Hyde & Barbour, P.C., which Registrant's Board of Directors approved.

         During the three fiscal years ending December 31, 1998 and the subsequent interim period preceding the engagement of Yount, Hyde & Barbour, P.C., there were no disagreements with Goodman & Company, L.L.P. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Goodman & Company, L.L.P. would have caused that firm to make reference in connection with its report to the subject matter of the disagreement or any reportable events.

         Goodman & Company, L.L.P.'s report on the financial statements as of December 31, 1997 and 1996, and for each of the years in the three year period ended December 31, 1997, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

         The Registrant requested that Goodman & Company, L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Goodman & Company, L.L.P.'s letter to the Securities and Exchange Commission, dated February 3, 1999, is filed as
Exhibit 16 to this Form 8-K.


                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JAMES RIVER BANKSHARES, INC.



Date:  February 3, 1999                    By   /s/ Donald W. Fulton, Jr.
                                              ---------------------------------
                                                Donald W. Fulton, Jr.
                                                Sr. Vice President and
                                                Chief Financial Officer